Prepaid expenses and other current assets	12 Months Ended
Dec. 31, 2020
Prepaid expenses and other current assets
Prepaid expenses and other current assets

7. Prepaid expenses and other current assets

Prepaid expenses and other current assets of EUR 48,289k (2019: 1,683k) mainly include prepayments for future service agreements (e.g. for the CROs and CMOs) in the amount of EUR 40,054k (2019: EUR 1,150k), a receivable against the BMBF related to the grant in the amount of EUR 8,235k (2019: nil). At December 31, 2019, outstanding VAT refund claims of EUR 533k were included in the other current assets. At December 31, 2020, the net amount of VAT is reflected in the other current liabilities. These net amounts of VAT refund claims and VAT payables do not bear interest and are reported to the tax authorities on a monthly basis.